EXHIBIT 99.2
UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Statements of Income

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2006	2005	2006	2006	2006	2005
Interest & Loan Fees Income	$102,435	$89,490	$100,461	$95,581	$298,477	$250,945
Tax Equivalent Adjustment	3,891	3,325	3,788	3,730	11,407	9,058

Interest & Fees Income (FTE)	106,326	92,815	104,249	99,311	309,884	260,003
Interest Expense	47,506	32,832	44,881	40,560	132,947	87,839

Net Interest Income (FTE)	58,820	59,983	59,368	58,751	176,937	172,164

Credit Loss Provision	571	1,945	348	250	1,169	3,560

Non-Interest Income:
Investment Securities Transactions	(134)	(93)	(99)	(2,838)	(3,071)	889
Fees from Trust & Brokerage Services	3,190	2,813	3,647	3,020	9,857	8,312
Fees from Deposit Services	7,367	7,216	7,217	6,991	21,575	20,709
Other Charges, Commissions, and Fees	1,785	1,569	1,747	1,670	5,202	4,415
Income from Bank Owned Life Insurance	1,181	1,020	1,061	1,043	3,285	3,443
Income from Mortgage Banking Operations	236	337	150	229	615	690
(Loss) Gain on Termination of Interest Rate Swaps Associated with Prepayment of FHLB Advances	(7,659)	—	—	3,060	(4,599)	—
Other Non-Interest Revenue	248	174	702	487	1,437	856

Total Non-Interest Income	6,214	13,036	14,425	13,662	34,301	39,314

Non-Interest Expense:
Salaries and Employee Benefits	15,740	15,205	15,951	15,098	46,789	44,192
Net Occupancy	3,031	3,113	3,114	3,313	9,458	9,259
Other Expense	12,423	11,341	12,552	12,940	37,915	33,760
Prepayment Penalties on FHLB Advances	8,261	—	—	—	8,261	—
Amortization of Intangibles	459	560	484	510	1,453	1,757
OREO Expense	155	155	(82)	179	252	425
FDIC Expense	145	142	144	148	437	441

Total Non-Interest Expense	40,214	30,516	32,163	32,188	104,565	89,834

Income Before Income Taxes (FTE)	24,249	40,558	41,282	39,975	105,504	118,084

Tax Equivalent Adjustment	3,891	3,325	3,788	3,730	11,407	9,058

Income Before Income Taxes	20,358	37,233	37,494	36,245	94,097	109,026

Taxes	6,193	11,784	12,035	11,635	29,863	34,303

Net Income	$14,165	$25,449	$25,459	$24,610	$64,234	$74,723

MEMO: Effective Tax Rate	30.42%	31.65%	32.10%	32.10%	31.74%	31.46%

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)
Consolidated Balance Sheets

	September 30	September 30
	2006	2005	September 30	December 31	September 30
	Q-T-D Average	Q-T-D Average	2006	2005	2005
Cash & Cash Equivalents	$189,966	$175,238	$172,536	$207,962	$219,548

Securities Available for Sale	1,088,371	1,233,756	1,073,772	1,274,621	1,219,069
Held to Maturity Securities	214,566	231,130	214,237	227,345	230,709

Total Securities	1,302,937	1,464,886	1,288,009	1,501,966	1,449,778

Total Cash and Securities	1,492,903	1,640,124	1,460,545	1,709,928	1,669,326

Loans Held for Sale	4,066	4,734	3,510	3,324	4,826

Commercial Loans	2,678,541	2,517,134	2,678,020	2,599,781	2,564,755
Mortgage Loans	1,728,433	1,623,960	1,718,778	1,668,782	1,645,595
Consumer Loans	364,429	400,001	359,875	387,959	396,765

Gross Loans	4,771,403	4,541,095	4,756,673	4,656,522	4,607,115

Unearned Income	(6,634)	(6,522)	(6,469)	(6,693)	(6,709)

Loans, Net of Unearned Income	4,764,769	4,534,573	4,750,204	4,649,829	4,600,406

Allowance for Loan Losses	(44,087)	(43,589)	(43,801)	(44,138)	(43,617)

Goodwill	167,421	166,916	167,421	167,487	167,487
Other Intangibles	3,317	5,357	3,074	4,527	5,062

Total Intangibles	170,738	172,273	170,495	172,014	172,549
Real Estate Owned	2,601	2,524	2,517	2,941	2,037
Other Assets	235,058	217,491	250,056	234,594	227,517

Total Assets	$6,626,048	$6,528,130	$6,593,526	$6,728,492	$6,633,044

MEMO: Earning Assets	$6,065,547	$5,983,890	$6,028,100	$6,129,969	$6,051,886

Interest-bearing Deposits	$3,897,572	$3,619,271	$3,930,774	$3,657,778	$3,626,297
Noninterest-bearing Deposits	852,850	935,972	819,781	959,674	983,435

Total Deposits	4,750,422	4,555,243	4,750,555	4,617,452	4,609,732

Short-term Borrowings	680,201	720,313	642,249	856,425	761,394
Long-term Borrowings	497,516	556,798	502,498	547,731	555,031

Total Borrowings	1,177,717	1,277,111	1,144,747	1,404,156	1,316,425

Other Liabilities	61,216	51,700	62,891	71,679	68,344

Total Liabilities	5,989,355	5,884,054	5,958,193	6,093,287	5,994,501

Common Equity	636,693	644,076	635,333	635,205	638,543

Total Shareholders’ Equity	636,693	644,076	635,333	635,205	638,543

Total Liabilities & Equity	$6,626,048	$6,528,130	$6,593,526	$6,728,492	$6,633,044

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
	September	September	June	March	September	September
Quarterly/Year-to-Date Share Data:	2006	2005	2006	2006	2006	2005
Earnings Per Share:
Basic	$0.34	$0.60	$0.61	$0.59	$1.54	$1.75
Diluted	$0.34	$0.59	$0.60	$0.58	$1.53	$1.73

Common Dividend Declared Per Share:	$0.27	$0.26	$0.27	$0.27	$0.81	$0.78

High Common Stock Price	$38.28	$38.47	$38.41	$38.50	$38.50	$38.62
Low Common Stock Price	$34.21	$33.91	$34.46	$34.46	$34.21	$29.82

Average Shares Outstanding: (Net of Treasury Stock):
Basic	41,373,945	42,383,810	41,684,404	41,923,726	41,658,678	42,648,080
Diluted	41,775,111	42,918,552	42,084,164	42,379,242	42,075,862	43,153,673

Memorandum Items:

Tax Applicable to Security Transactions	$(47)	$(33)	$(35)	$(993)	$(1,075)	$311

Common Dividends	$11,158	$11,009	$11,212	$11,331	$33,701	$33,219

	September	September	June	March
EOP Share Data:	2006	2005	2006	2006
Book Value Per Share	$15.40	$15.09	$15.30	$15.26
Tangible Book Value Per Share	$11.27	$11.01	$11.18	$11.16

52-week High Common Stock Price	$38.55	$39.35	$38.55	$38.55
Date	12/02/05	12/02/04	12/02/05	12/02/05
52-week Low Common Stock Price	$32.34	$29.82	$32.34	$29.82
Date	10/12/05	04/29/05	10/12/05	04/29/05

EOP Shares Outstanding (Net of Treasury Stock):	41,248,706	42,246,551	41,512,069	41,848,564

Memorandum Items:

EOP Employees (full-time equivalent)	1,375	1,349	1,365	1,352

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	Three Months Ended				Year to Date
	September	September	June	March	September	September
	2006	2005	2006	2006	2006	2005
Selected Yields and Net Interest Margin:

Loans	7.31%	6.43%	7.14%	6.96%	7.14%	6.22%
Investment Securities	5.79%	5.38%	5.78%	5.37%	5.64%	5.00%
Money Market Investments/FFS	5.41%	3.94%	4.28%	2.84%	4.14%	2.84%
Average Earning Assets Yield	6.97%	6.17%	6.82%	6.55%	6.79%	5.91%
Interest-bearing Deposits	3.29%	2.15%	2.97%	2.68%	2.99%	1.94%
Short-term Borrowings	4.17%	2.56%	4.12%	3.65%	3.96%	2.22%
Long-term Borrowings	6.42%	6.09%	6.85%	6.41%	6.55%	5.70%
Average Liability Costs	3.71%	2.66%	3.53%	3.24%	3.50%	2.43%
Net Interest Spread	3.26%	3.51%	3.29%	3.31%	3.29%	3.48%
Net Interest Margin	3.87%	4.00%	3.88%	3.86%	3.87%	3.91%

Selected Financial Ratios:

Return on Average Common Equity	8.83%	15.68%	15.84%	15.51%	13.38%	15.63%
Return on Average Assets	0.85%	1.55%	1.53%	1.49%	1.29%	1.56%
Efficiency Ratio	60.77%	40.76%	42.98%	41.86%	48.00%	41.62%

	September	September	June	March
	2006	2005	2006	2006
Loan / Deposit Ratio	99.99%	99.80%	101.08%	99.79%
Allowance for Loan Losses/ Loans, Net of Unearned Income	0.92%	0.95%	0.92%	0.94%
Allowance for Credit Losses (1)/ Loans, Net of Unearned Income	1.11%	1.13%	1.10%	1.13%
Nonaccrual Loans / Loans, Net of Unearned Income	0.13%	0.17%	0.14%	0.16%
90-Day Past Due Loans/ Loans, Net of Unearned Income	0.15%	0.15%	0.14%	0.12%
Non-performing Loans/ Loans, Net of Unearned Income	0.29%	0.32%	0.28%	0.27%
Non-performing Assets/ Total Assets	0.24%	0.25%	0.24%	0.24%
Primary Capital Ratio	10.35%	10.32%	10.16%	10.23%
Shareholders’ Equity Ratio	9.64%	9.63%	9.45%	9.52%
Price / Book Ratio	2.42x	2.32x	2.39x	2.51x
Price / Earnings Ratio	27.44x	14.74x	15.14x	16.48x

UNITED BANKSHARES, INC. AND SUBSIDIARIES
Charleston, WV
Stock Symbol: UBSI
(In Thousands Except for Per Share Data)

	September	September	December	June	March
Asset Quality Data:	2006	2005	2005	2006	2006
EOP Non-Accrual Loans	$6,357	$7,868	$7,146	$6,958	$7,308
EOP 90-Day Past Due Loans	7,272	6,831	6,039	6,531	5,569

Total EOP Non-performing Loans	$13,629	$14,699	$13,185	$13,489	$12,877

EOP Other Real Estate & Assets Owned	2,517	2,037	2,941	2,313	3,145

Total EOP Non-performing Assets	$16,146	$16,736	$16,126	$15,802	$16,022

	Three Months Ended				Year to Date
	September	September	June	March	September	September
Allowance for Credit Losses:(1)	2006	2005	2006	2006	2006	2005
Beginning Balance	$52,895	$51,633	$52,965	$52,871	$52,871	$51,353
Provision Expense	571	1,945	348	250	1,169	3,560

	53,466	53,578	53,313	53,121	54,040	54,913
Gross Charge-offs	(1,168)	(1,946)	(643)	(671)	(2,482)	(4,523)
Recoveries	238	363	225	515	978	1,605

Net Charge-offs	(930)	(1,583)	(418)	(156)	(1,504)	(2,918)

Ending Balance	$52,536	$51,995	$52,895	$52,965	$52,536	$51,995

Note: (1) Includes allowances for loan losses and lending-related commitments.